UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

November 26, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On November 26, 2002, US Airways Group, Inc. (the Company), and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain of the information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; acts of war or terrorism; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  -----------

     99            News release dated November 26, 2002 of US Airways Group, Inc. and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: November 26, 2002                                         By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: November 26, 2002                                         By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS TO FURLOUGH APPROXIMATELY 2,500 EMPLOYEES,
SEEKS WORK RULE/BENEFIT CHANGES TO COMPLETE RESTRUCTURING

Restructuring Plan Still on Track, But More Cost Cuts Needed

Tampa Maintenance, Orlando Reservations Facilities to be Closed

     ARLINGTON, Va., Nov. 26, 2002 -- US Airways announced today that it will furlough approximately 2,500 more employees over the next three months and seek work rule and benefit changes to complete its cost-cutting initiatives and emerge from Chapter 11 protection in the first quarter of 2003. As part of management's commitment to preserve jobs where possible, the company has committed to maintain the mainline fleet at its current level of 279 aircraft - 34 more than required under the Restructuring Agreements ratified this past summer - provided the company's labor unions also agree to additional cost-cutting initiatives that have been proposed by the company for approval prior to the company's filing of its plan of reorganization in the Bankruptcy Court in December.

     "Every mature network airline is struggling with how to adapt to fundamental changes in the airline business, where high costs will no longer be subsidized by passengers paying premium fares and low-cost airlines have become a major force in the industry. Cost-cutting and furloughs are an unfortunate and painful part of that process, and as difficult as these furlough decisions are, we must take these actions to ensure our successful restructuring and stay on plan to emerge from Chapter 11 protection in March 2003," said David Siegel, US Airways president and chief executive officer.

     All work groups will be affected as a result of this action. Included in today's announcement are plans to close a heavy maintenance hangar in Tampa and a reservations call center in Orlando. Employees who hold seniority-based priority at those two facilities will be offered positions at other US Airways facilities in Pennsylvania and North Carolina where these functions will be consolidated. Further specific details about the number of employees and locations are not available at this time, but will be communicated to employees as they are finalized.

     Siegel said that as part of its final push to reduce costs and, in recognition of reductions in fourth-quarter and 2003 industry-wide financial performance estimates, the company has begun the process of meeting with its labor union leadership to identify work rule changes and other cost-saving initiatives. While the airline has met its original target of cost savings as outlined to the Air Transportation Stabilization Board (ATSB) in conjunction with its application for a federal loan guarantee, industry-wide revenue shortfalls have forced the company to revise its business plan and further reduce operating costs.

     "Our airline has some of the most inefficient work rules in the industry that drive up our costs in ways we can no longer afford in this new, tough revenue environment. The good news is that changing some of these rules will make us much more competitive, without the need to further reduce pay rates. We are clearly focused on saving as many jobs as possible, and on preserving competitive pension and benefits compensation, but we can only do that if we have a viable business," said Siegel. "We have an obligation to all of our stakeholders to use this Chapter 11 process to make permanent, structural improvements to our airline so that we are positioned for long-term success."

     The Tampa maintenance hangar will be closed immediately, with work shifted to US Airways facilities at Charlotte and Pittsburgh. The Orlando reservations center will be closed on Jan. 10, 2003, with work moved to Pittsburgh and Winston-Salem, N.C., offices. Non-management employees at the Tampa and Orlando facilities who hold seniority will be allowed to transfer, should they so choose.

     The airline intends to file its disclosure statement and plan of reorganization on or prior to Dec. 20, 2002, in time for the Bankruptcy Court to consider the adequacy of the disclosure statement at a scheduled Jan. 16, 2003, omnibus hearing, and hopes to complete the process of meeting all remaining conditions of the ATSB loan in the near future.

     US Airways currently has approximately 35,000 active employees and provides service to 200 destinations in the U.S., Europe, Canada, the Caribbean and Mexico. Since filing for Chapter 11 protection in August 2002, it has reduced its work force by almost 2,500. Prior to Sept. 11, 2001, the airline had 49,000 active employees.

NUMBER: 4406